UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 18, 2015

Mitcham Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	000-25142	76-0210849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8141 SH 75 South, P.O. Box 1175, Huntsville, Texas		77342
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	936-291-2277

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2015, Mitcham Industries, Inc. (the "Company") announced with deep sadness that Billy F. Mitcham, Jr., President and Chief Executive Officer, has passed away. Following Mr. Mitcham’s death, the Board of Directors of the Company has appointed Messrs. Robert Capps and Guy Malden, who were recently promoted to co-Chief Operating Officers of the Company, to serve as interim co-CEOs, effective immediately.

Item 8.01 Other Events.

On September 21, 2015, the Company issued a press release related to the death of its founder, President and CEO, Billy F. Mitcham, Jr. The full text of the press release is incorporate herein by reference and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description
99.1 Mitcham Industries, Inc. press release dated September 21, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mitcham Industries, Inc.

September 21, 2015	By:	Robert P. Capps

Name: Robert P. Capps
Title: Co-Chief Executive Officer and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Mitcham Industries, Inc. press release dated September 21, 2015